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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities and Exchange
Act of 1934


Date of Report (Date of earliest event reported):
December 31, 1998


            FIRST COMMONWEALTH FINANCIAL CORPORATION
     (Exact Name of registrant as specified in its charter)


   PENNSYLVANIA               0-11242               25-1428528
(State or other          (Commission File         (IRS Employer
 jurisdiction of              Number)         Identification No.)
 incorporation)


     22 N. Sixth Street, Indiana, PA                   15701
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code (724) 349-7220
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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 31, 1998, the registrant acquired Southwest National Corporation ("Southwest") and its wholly-owned subsidiary Southwest Bank. Southwest was a Pennsylvania-chartered bank holding company headquartered in Greensburg, Pennsylvania. Southwest Bank is a Pennsylvania-chartered, federally insured commercial bank also headquartered in Greensburg, Pennsylvania.

The merger was consummated pursuant to the Agreement and Plan of Reorganization dated July 15, 1998, between the registrant and Southwest, which was approved by the shareholders of the registrant and the shareholders of Southwest at special meetings held December 15, 1998. For further information concerning the transaction, reference is made to the registrant's Registration Statement on Form S-4 (File No. 333-62913) and the joint Proxy Statement/Prospectus for the special meetings included therein, which are incorporated herein by reference.

As described in the Proxy Statement/Prospectus, in the merger each issued and outstanding share of Southwest common stock was converted into 2.9 shares of the registrant's common stock. The aggregate number of shares of the registrant's common stock issued in the merger was 8,826,078. Cash in the amount of $19 thousand was paid for 762 partial shares in the merger. Merger expenses and other related costs of $7.9 million were incurred in the fourth quarter of 1998 upon consummation of the merger.

Form 8K related to the above transaction previously filed by the registrant on January 15, 1999 is hereby amended to include the following pro forma financial statements reported under item 7
"Financial Statements and Exhibits".



















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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS


(a) Financial statements of businesses acquired.

    SOUTHWEST NATIONAL CORPORATION ("SOUTHWEST")

    Audited Financial Statements:

        Southwest's Annual Report on Form 10-K for the year ended
        December 31, 1997, filed with the Commission by Southwest
        (File No. 0-11026) pursuant to the Exchange Act is incorporated by reference in this Form 8-K.

    Unaudited Interim Financial Statements

        Southwest's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, filed with the Commission by Southwest (File No. 0-11026) pursuant to the Exchange Act is incorporated by reference in this Form 8-K.

(b)  Pro forma financial information                         Page

     Pro Forma Condensed Combined Balance Sheet................3
     Pro Forma Condensed Combined Statements of Income.........4



























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

          UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                          (FCFC and Southwest)
                           September 30, 1998
          (Dollar Amounts in Thousands, except per share data)

     The following unaudited Pro Forma Combined Balance Sheet combines the historical balance sheets of First
Commonwealth Financial Corporation ("FCFC"), and Southwest National Corporation ("Southwest") as if the merger had become effective on September 30, 1998.  This balance sheet should be read in conjunction with the First Commonwealth Financial
Corporation Consolidated Financial Statements and the Southwest National Corporation Consolidated Financial Statements
and the notes thereto.  The Southwest National Corporation Consolidated Financial Statements and the notes thereto are incorporated by reference elsewhere in this Form 8-K.


                                                    As Reported
                                                  FCFC        Southwest                     Pro Forma
                                                 9/30/98       9/30/98     Adjustments       Combined
ASSETS
      Cash and due from banks...............   $   53,430      $ 24,090                    $   77,520
      Investment securities.................    1,000,397       306,646                     1,307,043
      Money market investments..............       11,189         9,343                        20,532
      Loans, net............................    1,912,304       477,714                     2,390,018
      Premises and equipment................       34,510         7,719                        42,229
      Other assets..........................       73,928        11,855                        85,783

              Total assets..................   $3,085,758      $837,367      $      0      $3,923,125

LIABILITIES
      Deposits..............................    2,291,467       640,011                     2,931,478
      Short-term borrowings.................      102,488         4,959                       107,447
      Other liabilities.....................       28,408         5,934                        34,342
      Long-term debt........................      381,622       100,000                       481,622

              Total liabilities.............    2,803,985       750,904             0       3,554,889

SHAREHOLDERS' EQUITY
      Common stock..........................       22,437         7,952   (b)   8,827          31,264
                                                                          (b)  (7,952)
      Additional paid-in capital............       75,440        31,760   (b)  30,885         106,325
                                                                          (b) (31,760)
      Retained earnings.....................      191,776        50,684   (b)  44,782         236,558
                                                                          (b) (44,782)
                                                                          (a)  (5,902)
      Treasury stock........................       (5,931)       (5,902)  (a)   5,902          (5,931)
      Accumulated other comprehensive
        income..............................        4,058         1,969                         6,027
      Unearned ESOP shares..................       (6,007)          -0-                        (6,007)

              Total shareholders' equity....      281,773        86,463      $      0         368,236

              Total liabilities and
                  shareholders' equity......   $3,085,758      $837,367      $      0      $3,923,125

      Book value per common share...........       $12.74        $28.41                        $11.90



(a)  Reflects issuance of 397,442 shares of Southwest National Corporation treasury stock.

(b)  Reflects the issuance of 8,826,840 shares of FCFC, $1.00 par value, common stock for 3,043,738 shares (100% of outstanding) of Southwest National Corporation, $2.50 par value, common stock, and reflects the elimination of
     Southwest National Corporation Shareholders' Equity accounts.

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
       UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                          (FCFC and Southwest)
          (Dollar Amounts in Thousands, except per share data)

     The following unaudited Pro Forma Condensed Combined Statements of Income for the nine months ended September 30,
1994, and the years ended December 31, 1997, 1996 and 1995 for FCFC and Southwest, combine the historical statements of income of FCFC and Southwest as if the merger had become effective on January 1, 1995.  The pro forma income statement amounts presented below are the sum of the historical FCFC and Southwest income statement amounts, except for a reclassification of $73 from "other operating income" to "other operating expenses" for the nine months ended September
30, 1998.  These amounts do not reflect any other adjustments to the sum of the historical income statement amounts.
These income statements should be read in conjunction with the First Commonwealth Financial Corporation Financial
Statements and the Southwest National Corporation Consolidated Financial Statements and related notes thereto which are included in the respective annual reports on Form 10-K and quarterly reports on Form 10-Q.  The Southwest National
Corporation Consolidated Financial Statements and related notes thereto are incorporated by reference elsewhere in this
Form 8-K.

                                                         Nine Months
                                                            Ended              Years Ended December 31,
                                                           9/30/98          1997          1996          1995
Interest income
   Interest and fees on loans.......................      $153,937        $198,357      $177,556      $165,832
   Interest and dividends on investment securities..        57,490          55,490        56,006        58,073
   Interest on money market securities.............          1,447             925         1,626         3,277

       Total interest income........................       212,874         254,772       235,188       227,182

Interest expense
   Interest on deposits.............................        85,880         112,600       101,186        94,156
   Interest on short-term borrowings................         9,162           8,108         6,777         8,126
   Interest on long-term debt.......................        16,576           3,719         1,226           737

       Total interest expense.......................       111,618         124,427       109,189       103,019

       Net interest income..........................       101,256         130,345       125,999       124,163
   Provision for possible credit losses.............         7,957          10,152         6,301         5,575

       Net interest income after provision
         for possible credit losses.................        93,299         120,193       119,698       118,588

    Net securities gains (losses)...................         2,639           6,825         1,599          (603)
    Other operating income..........................        16,687          18,716        17,359        15,996
    Other operating expenses........................        68,778          88,857        85,299        83,689

       Income before income taxes...................        43,847          56,877        53,357        50,292
    Applicable income taxes.........................        11,827          17,338        16,164        15,728

       Net income...................................       $32,020        $ 39,539      $ 37,193      $ 34,564

Average shares outstanding..........................    30,775,934      30,835,949    31,155,043    31,236,202
Average shares outstanding assuming dilution........    30,953,059      30,922,837    31,190,895    31,281,960
Basic earnings per share............................         $1.04           $1.28         $1.19         $1.11
Diluted earnings per share..........................         $1.03           $1.28         $1.19         $1.10

HISTORICAL PER SHARE DATA

  First Commonwealth Financial Corporation:
     Average shares outstanding.....................    21,925,757      21,878,945    21,954,111    22,005,427
     Average shares outstanding assuming dilution...    22,102,882      21,965,833    21,989,963    22,051,158
     Basic earnings per share.......................         $1.15           $1.40         $1.26         $1.16
     Diluted earnings per share.....................         $1.14           $1.39         $1.25         $1.16
  Southwest:
     Average shares outstanding.....................     3,051,785       3,088,622     3,172,735     3,183,026
     Average shares outstanding assuming dilution...     3,051,785       3,088,622     3,172,735     3,183,026
     Basic earnings per share.......................         $2.23           $2.92         $3.03         $2.84
     Diluted earnings per share.....................         $2.23           $2.92         $3.03         $2.84

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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 16, 1999




                         FIRST COMMONWEALTH FINANCIAL CORPORATION


                         By: /S/JOHN J DOLAN
                             John J. Dolan
                             Sr. Vice President and
                             Chief Financial Officer